21

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-11588	38-3042953
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

73 Kercheval Avenue
Grosse Pointe Farms, MI	48236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 886-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SGA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Increase Size of the Board and Appointment of Director

On September 29, 2025, the Board of Directors (the “Board”) of Saga Communications, Inc., a Florida corporation (the “Company”) increased the size of the Board from seven to eight directors and appointed Gregory D. Sutherland, age 66, to fill the vacancy. Mr. Sutherland will serve as a director, effective immediately, for a term expiring at the 2026 Annual Meeting of Shareholders, at which time he is currently expected to stand for reelection. Mr. Sutherland has also been appointed to the Audit Committee and Cybersecurity Subcommittee of the Board.

Since September 2025, Mr. Sutherland has served as the chair of the advisory board of G2M Insights, and artificial intelligence based software and services company. Prior to joining G2M Insights, Mr. Sutherland served on the board of directors of Buckman Laboratories from April 2020 to July 2025, a supplier of chemical solutions and digital innovations that help improve productivity and sustainability for customers in over 90 countries. Mr. Sutherland has served as an advisor for Nisum Technologies, an e-commerce technology consultancy, and was a Senior Partner at Ernst & Young LLP, a global professional services firm, where he served as the Strategy Consulting Practice Leaser, Global and Americas. Mr. Sutherland holds an MBA from The Wharton School of the University of Pennsylvania and earned the NACD Director Certification through the National Association of Corporate Directors.

There are no arrangements or understandings between Mr. Sutherland and any other person pursuant to which Mr. Sutherland was appointed as a director of the Company.

Mr. Sutherland will participate in the standard non-employee director compensation arrangements described under the section entitled “Compensation of Directors” in the Company’s 2025 Proxy Statement, filed with the Securities and Exchange Commission on April 9, 2025.

Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which Mr. Sutherland was or is to be a participant and in which any related person had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000.

Change in Control Agreements – Named Executive Officers

On September 30, 2025, Wayne Leland, Senior Vice President/ Chief Operating Officer, entered into a Change in Control Agreement with the Company. A change in control is defined to mean the occurrence of (a) any person or group becoming the beneficial owner, directly or indirectly, of more than 30% of the combined voting power of the Company’s then outstanding securities; (b) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the combined voting securities of the Company or such surviving entity; or (c) the approval of the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets.

If there is a change in control, the Company shall pay a lump sum payment within 45 days thereof of 1.5 times the average of the executive’s last three full calendar years of such executive’s base salary and any annual cash bonus paid. In the event that such payment constitutes a “parachute payment” within the meaning of Section 280G subject to an excise tax imposed by Section 4999 of the Internal Revenue Code, the Company shall pay the executive an additional amount so that the executive will receive the entire amount of the lump sum payment before deduction for federal, state and local income tax and payroll tax. In the event of a change in control (other than the approval of plan of liquidation), the Company or the surviving entity may require as a condition to receipt of payment that the executive continue in employment for a period of up to six months after consummation of the change in control. During such six months, executive will continue to earn his pre-existing salary and benefits. In such case, the executive shall be paid the lump sum payment upon completion of the continued employment. If, however, the executive fails to remain employed during this period of continued employment for any reason other than (a) termination without cause by the Company or the surviving entity, (b) death, (c) disability or (d) breach of the agreement by the Company or the surviving entity, then executive shall not be paid the lump sum payment. In addition, if the executive’s employment is terminated by the Company without cause within six months prior to the consummation of a change in control, then the executive shall be paid the lump sum payment within 45 days of such change in control.

Item 7.01.Regulation FD Disclosure.

On October 1, 2025, the Company issued a press release announcing the appointment of Mr. Sutherland to the Board. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, that is furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Change in Control Agreement of Wayne Leland dated September 30, 2025.
99.1	Press Release dated October 1, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ugust
SAGA COMMUNICATIONS, INC.

Dated: October 1, 2025	By:	/s/ Samuel D. Bush
Samuel D. Bush
Executive Vice President and Chief
Financial Officer